                      SUPPLEMENT DATED OCTOBER 19, 1999 TO

                        PROSPECTUS DATED MAY 1, 1999 FOR

                       DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" IN YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

          AIM V.I. CAPITAL APPRECIATION FUND

          The fund's investment objective is to seek growth of capital through investment in common stocks, with emphasis on medium and small-sized emerging growth companies. The fund's portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long term growth in earnings and have excellent prospects for future growth.

          In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

          AIM V.I. INTERNATIONAL EQUITY FUND

          The fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund seeks to meet this objective by investing at least 70% of its total assets in marketable equity securities of foreign companies. The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth.

          The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns.

          In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.